AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT I
                   GROUP IMMEDIATE VARIABLE ANNUITY CONTRACTS

         THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL A
                  GROUP IMMEDIATE VARIABLE ANNUITY CONTRACTS

                       SUPPLEMENT DATED OCTOBER 1, 2015
                 TO CONTRACT PROSPECTUSES, AS SUPPLEMENTED

     Effective on or about November 2, 2015, American General Life Insurance Company and The United States Life Insurance Company in the City of New York are amending their Contract prospectuses for the purposes of (i) closing the Vanguard VIF Money Market Portfolio as a variable investment option under the Contracts and (ii) adding two new investment options, the Vanguard Federal Money Market Fund ("Vanguard Federal Fund"), a mutual fund of The Vanguard Group, and the Fidelity VIP Money Market Portfolio - Initial Class ("Fidelity VIP Portfolio"), a series of Fidelity(R) Variable Insurance Products.

     FIRST, effective on or about November 2, 2015, the Vanguard VIF Money Market Portfolio ("Vanguard VIF Portfolio") will no longer be offered as an investment option. After the Vanguard VIF Portfolio closes, you will only have the right to transfer such investment in the Contract to other investment options.

     If you maintain instructions for automatic rebalancing, dollar cost averaging or any other automatic transfer arrangements, you should change your instructions on record with us to remove the Vanguard VIF Portfolio from your instructions by 4:00 p.m. Eastern time on October 30, 2015. Otherwise, any instructions received on or after such time will be rejected as not in good order.

     You may transfer your investment in the Vanguard VIF Portfolio to any of the other investment options offered in your Contract. Please review your fund prospectuses for information about the other investment options. For additional fund prospectus copies, please contact our Group Annuity Administration Department at 1-877-299-1724.

     If you transfer your investment out of the Vanguard VIF Portfolio prior to its closing, such transfer will not count against the 12 free transfers that you are permitted to make each year.

     SECOND, the Vanguard Federal Fund and the Fidelity VIP Portfolio, both of which are new variable investment options, will be available beginning on or about November 2, 2015. The Vanguard Federal Fund will only be available if your Contract was issued on a qualified basis. The Fidelity VIP Portfolio will be available if your Contract was issued on a qualified or non-qualified basis.

     If you have any questions, please call our Group Annuity Administration Department at 1-877-299-1724.